UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐   Confidential, for Use of  the Commission Only (as permitted by Rule 14a-6(6)(2))
☑   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Under Rule 14a-12

                     FIRSTWAVE TECHNOLOGIES,  INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Firstwave Technologies, Inc.
2859 Paces Ferry Road
Suite 1000
Atlanta, Georgia 30339

May 6, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Firstwave Technologies, Inc. (the “Company”), which will be held at 10:00 A.M. on May 31, 2005 at the Company’s corporate offices located at 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339 (the “Annual Meeting”).

The principal business of the Annual Meeting will be to (i) elect one director to the Company’s Board of Directors, to serve a one-year term, or until his successor is elected and qualified, (ii) approve the Company’s 2005 Stock Incentive Plan, (iii) ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent public accountants for the year ending December 31, 2005, and (iv) transact such other business as may properly come before the meeting. After the formal portions of the Annual Meeting, we will review the results of the past year and report on other aspects of our operations.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to complete, sign, date, and return the enclosed proxy card in the postage-prepaid envelope provided so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your vote.

Sincerely yours, Richard T. Brock Chairman and Chief Executive Officer

Firstwave Technologies, Inc.
2859 Paces Ferry Road
Suite 1000
Atlanta, Georgia 30339

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Firstwave Technologies, Inc. (the “Company”) will be held at 10:00 A.M. on May 31, 2005 at the Company’s corporate offices located at 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339 (the “Annual Meeting”). The Annual Meeting is called for the following purposes:

(1)	To elect one director to the Company’s Board of Directors, to serve a one-year term, or until his successor is elected and qualified;

(2)	To approve the Company’s 2005 Stock Incentive Plan;

(3)	To ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent public accountants for the year ending December 31, 2005; and

(4)	To transact such other business as may properly come before the Annual Meeting.

  The Board of Directors has fixed the close of business on March 22, 2005, as the Record Date for the purpose of determining the shareholders who are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

The officers and directors of the Company cordially invite you to attend the Annual Meeting. To ensure your representation at the Annual Meeting, you are urged to mark, date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

By order of the Company’s Board of Directors, Richard T. Brock Chairman and Chief Executive Officer

May 6, 2005
Atlanta, Georgia

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST YOU COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

PROXY STATEMENT
VOTING INFORMATION

This Proxy Statement is furnished by and on behalf of the Board of Directors of Firstwave Technologies, Inc. (the “Company”) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M. on May 31, 2005 at the Company’s corporate offices located at 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339, and at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the enclosed proxy card will be first mailed on or about May 6, 2005 to the Company’s shareholders of record on March 22, 2005 (the “Record Date”), who are the shareholders entitled to receive notice of, and to vote upon matters presented at, the Company’s annual meeting.

THE COMPANY’S BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

SHARES ENTITLED TO VOTE AND RELATED MATTERS

Q:	What am I voting on?
A:	You are being asked to vote on two proposals: You will be asked to:

Proposal 1 - elect one director to the Company’s Board of Directors, to serve a one-year term, or until his or her successor is elected and qualified; and

Proposal 2 - approve the Company’s 2005 Stock Incentive Plan; and

Proposal 3 - ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent public accountants for the year ending December 31, 2005.

You are also being asked to give the individuals named on the proxy card the right to vote your shares on any other business that might properly come before the Annual Meeting.

Q:	Who is entitled to vote?
A:
Holders of record of our common stock and holders of our Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, each on an as-if-converted basis, as of the close of business on March 22, 2005, the Record Date, are entitled to vote on the matters listed on the proxy card to be voted no at the Annual Meeting.

Q:	How many shares can be voted?
A:
At the Record Date of March 22, 2005, shareholders were entitled to cast approximately 3,593,656 votes at the Annual Meeting, as set forth in the table below. Each share of common stock entitles the holder to one vote for each matter to be voted upon at the Annual Meeting. The holders of our preferred stock generally vote on an as-if-converted basis together with the holders of our common stock and are entitled to cast one vote for each share of common stock into which the preferred stock is convertible for each matter to be voted upon at the Annual Meeting. The Company does not have cumulative voting.

	Shares Outstanding	Votes Entitled
Class	March 22, 2005	to be Cast

Common Stock	2,695,177	2,695,177
Series A Preferred	10,000	161,812
Series B Preferred	7,020	86,667
Series C Preferred	10,000	416,667
Series D Preferred	7,000	233,333
Total Votes Entitled to be Cast	2,729,197	3,593,656

Q:	How do I vote?
A:
Complete, sign and return your proxy card to the Company’s transfer agent, American Stock transfer & Trust Company, by mail to the attention of Joe Wolf, 59 Maiden Lane, New York, NY 10038, by fax to American Stock Transfer Attn: Joe Wolf at 718-921-8116, or by email to jwolf@amstock.com. If you return your signed proxy card but do not indicate how you wish to vote, your shares will be voted FOR the proposals described in this Proxy Statement. You may also attend the meeting in person and vote. However, even if you plan to attend the Annual Meeting, we ask that you sign and return a proxy card. If you then attend the Annual Meeting, you may cast your vote in person, which will automatically revoke your proxy. If your shares are held beneficially through a broker, financial institution or other holder of record and you wish to vote your shares in person at the Annual Meeting, you must present a letter from the holder of record confirming your ownership of the shares you intend to vote as of March 22, 2005. If your shares are held beneficially, but you do not intend to vote your shares in person at the Annual Meeting, you should complete and return any proxy materials sent to you by the holder of a record so your shares may be voted by the holder of record in accordance with your wishes.

Q:	What if I change my mind after I return my proxy?
A:
You may revoke your proxy and change your vote at any time before the Annual Meeting. You may do this by signing and sending to the Company’s outside counsel, James Walker IV, of Morris, Manning & Martin LLP, 1600 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, GA 30326-1044, a written dated document stating that the proxy is revoked or by sending to the Company another proxy with a later date than the one you want to revoke, or by voting in person at the Annual Meeting.

Q:	Who will count the votes?
A:
The Chairman of the Board of Directors will select an inspector(s) of the election for our Annual Meeting. The inspector(s) will ascertain the number of shares outstanding and the voting power of the shares, determine the shares represented at the Annual Meeting to determine whether or not a quorum is represented, determine the validity of proxies and ballots, count all votes and determine the results of the voting. The inspector(s) will deliver a written report after the Annual Meeting.

Q:	What constitutes a quorum?
A:
There must be a quorum for the Annual Meeting to be held. A quorum is a majority of the voting power of the outstanding shares on the Record Date. To have shares counted towards the quorum, shareholders with the power to vote the Company’s shares may be present at the Annual Meeting or represented by proxy. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered present for determining whether or not a quorum is represented.

Q:	How are abstentions and broker non-votes treated?
A:
Broker non-votes, or proxies submitted by brokers as holders of record on behalf of their customers to abstain or that do not indicate how to vote on a proposal, are counted toward the shares represented for purposes of a quorum. However, broker non-votes and abstentions are not counted in the tally of votes FOR or AGAINST the proposal. As a result, broker non-votes and abstentions will have no effect on the proposal except to the extent they assist in constituting a quorum.

Q:	What happens if the Annual Meeting is postponed or adjourned?
A:
The persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting for any reason, including to permit the further solicitation of proxies. Any adjournment or postponement would require the affirmative vote by the holders of a majority of the voting shares represented at the Annual Meeting. If any subsequent reconvening of the meeting is held within 11 months of the original Annual Meeting date, all proxies received by the Company will be voted in the same manner as they would have been voted at the original meeting. However, as described above, you may revoke your proxy and change your vote at any time before the reconvened meeting.

Q:	How many votes are required to approve the proposals?
A:	The proposals will be deemed approved by the shareholders as follows:

Proposal 1 - Directors are elected by a plurality of the votes, which means that the nominee who receives the highest number of votes FOR will be elected as director.

Proposal 2 - The Company’s 2005 Stock Incentive Plan must be approved by the holders of shares representing a majority of the votes duly cast on this proposal.

Proposal 3 - Ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent public accountants requires an affirmative vote from the holders of shares representing a majority of the votes duly cast on this proposal. Insufficient numbers of votes in favor of ratification will not change the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent public accountants for the year. However, it will serve to inform the Board as to the shareholders’ preferences.

Q:	Who is paying for this proxy solicitation?
A:
We are paying the cost of soliciting proxies. In addition to mailing these materials, our officers, directors and employees will solicit proxies, either personally or by telephone or facsimile. They will not be paid specifically for this solicitation activity, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.

We also intend to reimburse brokers, financial institutions, custodians, nominees and fiduciaries who are holders of record of Company shares for their reasonable expenses in forwarding these materials to the beneficial owners of those shares. Furthermore, we may engage a firm to help solicit proxies. The extent to which we and our proxy solicitation firm must solicit proxies depends entirely upon how soon proxy cards are returned. Please send in your proxy cards immediately.

Q:	Where can I find more information about Firstwave?
A:
We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and are required to file reports, proxy statements and other information with the Securities and Exchange Commission. You may inspect and copy our reports, proxy statements and other publicly available information at the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, N.W. Washington, D.C. 20549 at the prescribed rates. The Commission maintains a world wide web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system. Our common stock is traded on the Nasdaq SmallCap Market (Symbol: FSTW), and our reports, proxy statements and other information can also be inspected at the offices of Nasdaq Operations, 1735 K Street, NW Washington, D.C. 20006.

PROPOSAL 1 - ELECTION OF DIRECTORS

Current Board Structure
Section VI of the Company’s Amended and Restated Articles of Incorporation states that if the number of directors serving on the Company’s Board of Directors is six or more, the directors shall be divided into three classes (designated as Class I, Class II and Class III) as nearly equal in number as possible, with each class serving staggered three-year terms ending in successive years, causing the Company to create a classified board. One class of directors is elected by the shareholders at each annual meeting to serve a three-year term or until its successors are duly elected and qualified. On July 31, 2003, pursuant to Section VI of the Amended and Restated Articles of Incorporation of the Company, the Board of Directors increased the size of the Board from five to seven members.

The Board of Directors currently has five members, with the sixth and seventh board positions vacant. The Chairman of the Board is Richard T. Brock. Roger A. Babb has served as Lead Director since May 2003. The Lead Director is an independent director who presides over regularly scheduled meetings of independent directors which take place at least four times per year, chairs Board meetings when the Chairman of the Board is not in attendance, and performs other functions as directed by the Board. The current Board members and their classification and term expiration are shown below.

Class	Length of Service	Directors	Age	Current Term Expires	Current Position with Company

Class II	initial term - two year service	Alan I. Rothenberg		May 2005	Chair, Compensation Committee Member, Audit Committee, Corporate Governance & Nominating Committee

		Vincent J. Dooley		May 2005	Member, Compensation Committee, Corporate Governance & Nominating Committee

Class III	initial term - three year service	Richard T. Brock		May 2006	Chairman of the Board

		Roger A. Baab		May 2006	Chair, Corporate Governance & Nominating Committee Member, Audit Committee

Class I	three year service	John N. Spencer, Jr		May 2007	Chair, Audit Committee and Audit Committee Financial Expert Member, Compensation Committee

Mr. Rothenberg and Mr. Dooley have chosen not to stand for re-election to the Board of Directors of the Company. At the Board Meeting in May, 2005, it is the intent of the Board of Directors to set the number of directors to four members, all to serve one-year terms after completing their respective current lengths of service. It is also the intent of the Board of Directors to appoint all three independent directors, in the event the nominee is approved by a majority of the shareholders, to serve as members of the three committees of the Board.

Nominees

The terms of the Class II directors expire with this Annual Meeting. Both Mr. Dooley and Mr. Rothenberg have chosen not to stand for re-election to the Board of Directors of the Company. Mr. I. Sigmund Mosley, Jr. has been recommended for nomination by the Company’s Corporate Governance and Nominating Committee and recommended for election by the Company’s Board of Directors. Mr. Mosley has indicated that he is willing and able to serve as a director.  However, if it is determined he is unable to serve as a director or refuses to serve as a director, regardless of the reason, the proxies directing a vote for such nominee shall be voted for the substitute nominee proposed by the Corporate Governance & Nominating Committee and recommended by the Board of Directors, at the discretion of the holder of such proxies.

Listed below is the nominee for election as director, with background information.

I. SIGMUND MOSLEY, JR.
Mr. Mosley is president and a director of Imlay Investments, Inc., and also serves as a director of The Imlay Foundation, Inc. From 1969 to 1991, Mr. Mosley held several positions with Management Science America, Inc., including Vice President from 1982 to 1991. Prior to that, he was with Peat Marwick & Mitchell. Mr. Mosley serves on the board of directors of several private companies, including Ardext Technologies, Inc., Bancintelligence, eQuorum Corporation, EzGov, Inc., Kelly Registration, Inc., MCF Systems, Inc., Photobooks, Inc., and USBA Holdings, Inc. He also serves on the board of directors of Entrepreneurs Foundation of the Southeast, GATV, and Techbridge, all non-profit organizations. Mr. Mosley received his Bachelor of Business Administration from Emory University.

Code of Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, and employees. The Code of Business Conduct and Ethics is posted on our website at www.firstwave.net under the caption “Codes and Charters” under “Investor Relations.”

Attendance
The Company’s Board of Directors held nine meetings during 2004. No director attended less than 75% of the aggregate number of meetings of the Board and the committees of the Board on which he served.

Committees of the Board
The Board has three standing committees - the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Each committee has a written charter that complies with Nasdaq requirements pertaining to corporate governance. Each member of each of these committees has been determined to be independent as defined by applicable SEC rules and Nasdaq regulations. Copies of the charters of our various committees are posted on our website at www.firstwave.net under the caption “Codes and Charters” under “Investor Relations”.

Audit Committee
The purpose of the Audit Committee is to oversee the Company’s financial reporting process, internal control systems, audit process, and independent auditor qualifications. The responsibilities include selecting and hiring the Company’s independent accountants, overseeing the annual audit of the Company’s financial statements and evaluating and reviewing the Company’s internal financial reporting and accounting practices and policies, as well as other duties as the Board may specify. The Audit Committee adopted its Audit Committee Charter on March 29, 2001, which was revised on February 5, 2004 pursuant to new rules adopted by the SEC and Nasdaq. Since January 1, 2004, the Audit Committee members have been Messrs. Spencer, Babb, and Rothenberg. Mr. Spencer has served as Chairman since November 15, 2003, and he has been determined by the Board to be an Audit Committee Financial Expert as defined by the rules of the SEC. The Audit Committee met six times during 2004. It is the intent of the Board that Mr. Mosley, if elected by a majority of the shareholders at the Annual Shareholders’ Meeting on May 31, 2005, will replace Mr. Rothenberg on the Audit Committee.

Policy on Audit Committee Pre-Approval
The Audit Committee is responsible for appointing, setting the compensation for monitoring the expenses of, and overseeing the work of the independent accountants. The Audit Committee must pre-approve all audit and permissible non-audit services greater than $5,000 provided by the independent accountants to assure that the provision of these services does not impair the independent accountants’ independence.

Financial Expertise
The Board has determined that all three members of the Audit Committee have experience relating to basic finance and accounting practices and the understanding of financial statements. The Board has determined that Mr. Spencer’s business background and accounting and financial experience is sufficient to qualify him as the “audit committee financial expert.”

Compensation Committee
The purpose of the Compensation Committee is to discharge the Board’s responsibility with respect to the compensation of the Company’s directors and officers and to evaluate and approve the Company’s compensation plans, policies and programs related to its officers and directors. The responsibilities of the Committee include making recommendations to the Board regarding compensation arrangements for executive management of the Company (including annual bonus compensation) and making recommendations as to the adoption of any compensation plans in which management is eligible to participate and the grants of stock options or other benefits under such plans. Besides ensuring that the Chief Executive Officer’s compensation strategy supports the Company’s objectives, the Committee evaluates the CEO’s performance in light of those objectives. From January 1, 2004 to February 5, 2004, the Compensation Committee consisted of Messrs. Babb and Rothenberg, with Mr. Rothenberg serving as Chairman. On February 5, 2004, Mr. Spencer joined the committee and on May 6, 2004 Mr. Babb relinquished his position and Mr. Dooley joined the committee. The Compensation Committee met four times during 2004. It is the intent of the Board that Mr. Babb will replace Mr. Dooley, and Mr. Mosley, if elected by a majority of the shareholders at the Annual Shareholders’ Meeting on May 31, 2005, will replace Mr. Rothenberg as Chairman of the Compensation Committee.

Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee was formed on October 20, 2003, and consists of Messrs. Babb, Dooley and Rothenberg, with Mr. Babb serving as Chairman. The purpose of the Corporate Governance and Nominating Committee is to ensure that the Company is governed in a manner consistent with the interest of the shareholders of the Company. The Corporate Governance and Nominating Committee met once during 2004 to nominate two directors for re-election to the Board. The Board has determined that each member of the Corporate Governance and Nominating Committee is independent in accordance with the Nasdaq requirements.

The responsibilities of the Committee include evaluation and recommendation concerning Board organization, membership and function, including changes in the size or composition of the Board, evaluation of the Board performance and the adequacy of its Charter, selection of directors in accordance with pre-determined criteria, as defined in the Corporate Governance and Nominating Committee charter, and establishment of procedures for soliciting and reviewing potential nominees from directors and shareholders. In addition, the Committee advises the Board on matters relating to planning for officer succession and formation and implementation of corporate governance policy.

The Committee identifies and evaluates nominees based on the skills, experience, areas of expertise and industry, knowledge of each candidate and the needs of the Company:

In addition to the Board of Directors, shareholders are entitled to recommend a nominee so long as such nominee is recommended by a shareholder who is entitled to vote to elect directors of the Company and the nomination is made in accordance with the procedural requirements set forth in the Articles and the Bylaws of the Company. The Committee will consider any nominee recommended in this manner using the same criteria it would use to evaluate any other nominee. Names of Nominees for the Company’s Board of Directors for consideration at the 2006 Annual Meeting must be submitted by written recommendation to the Company at its executive offices at 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339, Attention: Richard T. Brock, no later than April 22, 2006.

It is the intent of the Board that Mr. Babb will replace Mr. Dooley, and Mr. Mosley, if elected by a majority of the shareholders at the Annual Shareholders’ Meeting on May 31, 2005, will replace Mr. Rothenberg on the Corporate Governance and Nominating Committee.

Compensation Committee Interlocks and Insider Participation
Messrs. Spencer, Dooley and Rothenberg serve on the Company’s Compensation Committee. None of Messrs. Spencer, Dooley or Rothenberg was at any time during 2004, or at any other time, an officer or employee of the Company. No interlocking relationships exist among the Board of Directors and the Compensation Committee of the Company and the board of directors and compensation committee of any other company.

Director Compensation
During 2004, each non-management director of the Company received the following compensation:

1.
Annual retainer of $10,000 payable in common stock of the Company at the market price as of the date of the Company’s annual shareholders’ meeting. If a director joins the Board in between annual meeting dates, the annual retainer is pro-rated accordingly. In 2004, each share of the Company’s common stock paid to directors as an annual retainer had a market price of $2.24 pre share.

2.	A fee of $5,000 for each day on which he was physically present at a Board meeting.
3.	A fee of $1,250 for Committee Meetings held outside of regularly scheduled Board meetings at which the director was physically present.
4.	A fee of $5,000 for the Chairman of the Audit Committee.

No fees were paid for presence by telephone or electronic means at a Board or Committee meeting. In addition, a one-time stock option grant of 7,500 options is awarded to each non-management director at the date of his or her appointment to the Company’s Board.

Non-management directors are reimbursed for expenses incurred in connection with attendance at Board and committee meetings. Management directors receive no additional compensation for their service on the Board of Directors.

In 2004, the directors received the following compensation from the Company:

		Stock Awards
Name of Director	Aggregate Cash Payment	No. and Class of Shares	Value per Share	Other Compensation
Roger A. Babb	$20,000.00	4,464	$2.24	*$30,000
Vincent J. Dooley	$15,000.00	372 4,464	$5.59 (initial grant) $2.24	*$10,000
Alan I. Rothenberg	$15,000.00	4,464	$2.24	*$10,000
John N. Spencer	$29,869.86	4,464	$2.24	*$30,000

* This amount represents payment by the Company owed to each individual indicated for service as a member of a Special Committee that was formed by the Board of Directors on October 21, 2004, to investigate and evaluate strategic options. The directors are entitled to payment, which has not yet been made by the Company. The Company anticipates that it will pay these amounts in 2005.

Required Vote

Directors are elected by a plurality of the votes cast, which means the nominee who receives the highest number of votes FOR, in person or by proxy, will be elected as director. Shareholders may withhold their vote from the entire slate of nominees by so indicating in the space provided on the enclosed proxy card. Shareholders may withhold their vote from any particular nominee by writing that nominee’s name in the space provided for that purpose on the enclosed proxy card.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
VOTE “FOR” THE ELECTION AS A DIRECTOR OF THE COMPANY OF I. SIGMUND MOSLEY
TO SERVE ON THE COMPANY’S BOARD OF DIRECTORS

PROPOSAL 2 - APPROVAL OF THE COMPANY’S 2005 STOCK INCENTIVE PLAN

Description of Plan

The Firstwave Technologies, Inc. 2005 Stock Incentive Plan (the “Plan”), attached as Annex A hereto, permits the grant and issuance of both incentive and non-qualified stock options to purchase Common Stock, restricted stock awards, restricted stock units and stock appreciation rights to directors, officers and employees of the Company (the “Awards”). The primary purpose of the Plan is to secure and retain employees and directors by giving them an opportunity to invest in the future success of the Company. The Plan currently provides for the grant of Awards representing up to 816,667 shares of Common Stock to such directors, officers and employees. The number of shares reserved under the Plan is subject to adjustment in the event of stock dividends, stock splits, recapitalizations, and similar events.

The Plan is administered by the Board of Directors or a committee delegated by the Board. The Compensation Committee of the Board of Directors presently serves in this capacity.

The Compensation Committee selects the individuals to receive awards, determines the type of award granted, the number of shares subject to the award and the other terms and conditions consistent with the provisions of the Plan; provided, however, that all terms and conditions of awards of options to directors, as described below, are determined by the provisions of the Plan. The Compensation Committee has the authority to construe and interpret any provisions of the plan or any awards granted under the plan. The Compensation Committee may prescribe, amend and rescind rules and regulations relating to the plan, in its sole discretion.

On March 22, 2005, there were unexpired options to purchase 414,972 shares of the Company’s common stock outstanding, but not yet exercised, under the Company’s current plan. As each of these options is exercised, the Company will issue shares from the shares reserved under the current plan. No new options will be granted under the current plan. Any new option grants will be made under the 2005 Plan, if the Plan is approved by the Company’s shareholders.

Awards granted pursuant to the Plan are nontransferable except by will or the laws of descent and distribution. The exercise price of each award granted may be paid in cash or, if the optionee’s agreement so provides, in shares previously owned by the optionee, by any combination of shares and cash or by means of a “cashless exercise” through a broker. The term of an incentive stock option may not exceed ten years from the date of grant and the exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value if the optionee owns more than 10% of the outstanding Common Stock).

Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Compensation Committee shall provide in written agreements reflecting the options, subject to certain limitations specified in the Plan.

Prior to certain changes of control of the Company, unless the surviving entity agrees to assume the options, provisions shall be made to cause each outstanding option to become fully exercisable prior to the change in control and to terminate upon consummation of the transaction or event causing the change in control.

As of March 22, 2005, the closing sale price of a share of Common Stock reported on the Nasdaq SmallCap Market was $2.02.

New Plan Benefits

The Company has no current plans to award options, if the Plan is approved by our shareholders. However, at the discretion of the Board of Directors, additional stock option awards may be issued in 2005. Because the amount of awards to be received by any participant in the Plan is determined by our Compensation Committee in its discretion, the amount of future awards to be granted to any person or group of persons is not currently determinable.

Federal Income Tax Consequences

The following discussion outlines generally the federal income tax consequences of participation in the Plan. Individual circumstances may affect these results. The federal income tax law and regulations are frequently amended, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Plan.

Non-qualified Stock Options
The recipient of a non-qualified option under the Plan is not subject to any federal income tax upon the grant of such option nor does the grant of the option result in an income tax deduction for the Company. As a result of the exercise of an option, the recipient generally will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares transferred to the recipient upon exercise over the exercise price. Such fair market value generally will be determined on the date the shares of Common Stock are transferred pursuant to the exercise. However, if the recipient is subject to Section 16(b) of the Exchange Act, the date on which the fair market value of the shares transferred is determined will be the earlier of the last day of the six-month period beginning on the date the “property” is “purchased” or the first day on which a sale of the “property purchased” will not subject the recipient to suit under Section 16(b) of the Exchange Act. Alternatively, if such a recipient makes a timely election under Section 83(b) of the Code, such fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The recipient will recognize ordinary income in the year in which the fair market value of the shares transferred is determined. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient when such ordinary income is recognized by the recipient, provided the Company satisfied applicable federal income tax withholding requirements.

Depending on the period the shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Special tax rules apply to a recipient who exercises a non-qualified option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

Incentive Stock Options
The recipient of an incentive stock option is not subject to any federal income tax upon the grant of such an option pursuant to the Plan, nor does the grant of an incentive stock option result in an income tax deduction for the Company. Further, a recipient will not recognize income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares of Common Stock to the optionee. However, the excess of the fair market value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the optionee for the year in which the option is exercised. Thus, certain optionees may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

If the shares of Common Stock transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the optionee generally will recognize ordinary income equal to the lesser of (i) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price) or (ii) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. If the optionee is subject to Section 16(b) of the Exchange Act, special rules may apply to determine the amount of ordinary income recognized upon the disposition. The balance, if any, of the optionee’s gain over the amount treated as ordinary income on disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company normally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the optionee, provided the Company satisfies applicable federal income tax withholding requirements.

If the shares of Common Stock transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition will result in a long-term capital gain or loss with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.

Required Vote

The affirmative vote of the shareholders having a majority of the voting power of all shares present, in person or by proxy, and voted at the Annual Meeting, is required to approve Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
VOTE IN FAVOR OF APPROVAL OF THE PLAN

PROPOSAL 3 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Company has selected Cherry, Bekaert & Holland, L.L.P. as its independent auditors to perform the audit of its financial statements for the year ending December 31, 2005, and the stockholders are being asked to ratify this selection. Representatives of Cherry, Bekaert & Holland, L.L.P. are expected to be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the Annual meeting and entitled to vote on the proposal will be required to approve the ratification of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditors. Abstentions will be treated as votes against the ratification of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditors and broker non-votes will have no effect on the voting results.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE SELECTION OF CHERRY, BEKAERT & HOLLAND, L.L.P.

EXECUTIVE OFFICERS

The executive officers of the Company serve at the discretion of the Board of Directors. At the end of 2004, the executive officers of the Company consisted of Richard T. Brock, David R. Simmons, Jeffrey L. Longoria, and Judith A. Vitale. Set forth below is certain information regarding the executive officers of the Company in 2004.

Officer’s Name	Age	Title

Richard T. Brock	57	Chief Executive Officer, Chairman of the Board

David R. Simmons *	49	President and Chief Operating Officer

Judith A. Vitale	50	Senior Vice President and Chief Financial Officer

Jeffrey L. Longoria	44	Senior Vice President of Sales

Joseph L. Longoria **	45	Senior Vice President of Development and Services

* Mr. Simmons resigned from the Company on March 22, 2005.
** Mr. Joseph Longoria resigned from the Company on December 31, 2004.

RICHARD T. BROCK
Richard Brock currently serves as the Company’s Chairman of the Board and Chief Executive Officer and has been a director since the Company’s inception in October 1984. He is the founder of the Company and served as the Company’s Chief Executive Officer from October 1984 until November 1992, and also from November 1994 until December 1996. Mr. Brock is the founder of Brock Capital Partners, a capital investment firm. He is also a director of Datastream Systems, Inc., a leading provider of maintenance software. Prior to founding the Company, Mr. Brock founded and served as Chief Executive Officer of Management Control Systems, Inc. Mr. Brock received a BS from Spring Hill College, an MBA from Louisiana State University, and is a Certified Public Accountant.

JUDITH A. VITALE
Judi Vitale joined the Company in March 1985, and has served as Chief Financial Officer since November of 2001. Prior to that, she held various positions with the Company including Vice President and Director of Finance and Administration, and Corporate Controller. Prior to joining the Company, Ms. Vitale was the Manager of Administration at Management Control Systems, Inc., an accounting software company now known as CLR Professional Software. Ms. Vitale serves as the Director of Finance on the Board of Directors of Women in Technology, Inc. She has a BS in Management, summa cum laude, from Shorter College.

JEFFREY L. LONGORIA
Jeff Longoria joined the Company in March 2003 as Vice President of Sales. He was promoted to Sr. Vice President of Sales in December 2003. From March 1998 to March 2003, Mr. Longoria was President and co-founder of Connect-Care, Inc., an Atlanta-based customer relationship management software company. From 1988 to 1998, he was Sr. Vice President of Marketing and Sales at ProAmerica, which merged with Dickens Data Systems. He is the president of the St. Pius X Athletic Association and is active in a variety of other organizations including the Boy Scouts of America. He also serves as an advisory board member of Deep Nines, Inc., a Texas based Internet security Software Company. Mr. Longoria received his Bachelor of Science in Computer Science from the University of North Texas.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning (i) those persons known by management of the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) the executive officers named in the Summary Compensation Table included elsewhere herein (the “Named Executive Officers”), and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated in the footnotes below, such information is provided as of March 22, 2005.

According to rules adopted by the SEC, a person is the “beneficial owner” of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, or right, conversion of a security or otherwise. These shares are deemed outstanding for computing the ownership percentage of each person holding options but are not deemed outstanding for computing the ownership percentage of any other person. The percentage of beneficial ownership is based upon 3,593,656 shares of Common Stock outstanding as of March 22, 2005, including 898,479 shares that may be acquired upon conversion of preferred stock.

Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned, and their address is 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339. An asterisk in the percent of class column indicates beneficial ownership of less than 1% of the outstanding Common Stock.

	Amount
	and Nature
	of Beneficial		Percent
Name of Beneficial Owner	Ownership		of Class
Richard T. Brock ………………………………………….	962,233	(1)	26.8%
David R. Simmons(9)………………………………………	58,794	(2)	1.6%
Jeffrey L. Longoria ………………………………………..	43,776	(3)	1.2%
Judith A. Vitale ……………………………………………	36,484	(4)	1.0%
Roger A. Babb ……………………………………………	23,911	(5)	*
Alan I. Rothenberg……………………………………….	10,659	(6)	*
Joseph L. Longoria(10)……………………………………	8,091		*
John N. Spencer, Jr.…………………………………..…..	7,201	(7)	*
Vincent J. Dooley.…………………………………..….....	6,711	(7)	*
All directors and executive officers as a group (9 persons)	1,157,860	(8)	32.3%

____________________

(1)	Includes 123,418 shares subject to options exercisable and 640,207 shares that may be acquired upon conversion of preferred stock on or before May 21, 2005.
(2)	Includes 48,794 shares subject to options exercisable and 10,000 shares that may be acquired upon conversion of preferred stock on or before May 21, 2005.
(3)	Includes 25,685 shares subject to options exercisable on or before May 21, 2005.
(4)	Includes 36,481 shares subject to options exercisable on or before May 21, 2005.
(5)	Includes 11,252 shares subject to options exercisable on or before May 21, 2005.
(6)	Includes 3,334 shares subject to options exercisable on or before May 21, 2005.
(7)	Includes 1,875 shares subject to options exercisable on or before May 21, 2005.

(8)	Includes 252,714 shares subject to options exercisable and 650,207 shares that may be acquired upon conversion of preferred stock on or before May 21, 2005.
(9)	Mr. Simmons resigned from the Company on March 22, 2005.
(10)	Mr. Joseph Longoria resigned from the Company on December 31, 2004.

All officers and directors may be contacted at the Company’s corporate offices, located at 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors, executive officers and persons who own beneficially more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission (the “SEC”). Directors, executive officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all of its directors and executive officers and holders of greater than 10% of the Company’s common stock complied in a timely manner with all applicable Section 16(a) filing requirements during 2004.

EXECUTIVE COMPENSATION

Set forth below is a discussion of the Company’s executive compensation philosophy and policies as established and implemented by the Compensation Committee of the Company’s Board of Directors for 2004. The Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Compensation Committee Report on Executive Compensation

The Compensation Committee determines the compensation offered to the Company’s executive officers. The Committee is composed entirely of independent directors appointed by the full Board of Directors. Historically, the Compensation Committee has set the levels and types of compensation for its executive officers based generally upon (i) perceived levels and types of compensation paid by the Company’s competitors to their executive officers, (ii) the desire to have some portion of each executive officer’s compensation be incentive in nature, and (iii) an evaluation of each executive officer’s ability to contribute to the continued success of the Company. In previous years, the executive officers’ compensation plans included short-term incentive compensation based on attainment of revenue and net income goals. For 2004, the Compensation Committee deferred the establishment of short-term incentive plans for the Company’s Executive Officers until the Company had improved its financial condition. Consequently, the Company’s Executive Officers were not compensated under a short-term incentive plan for 2004.

The Compensation Committee has set the components of its executive compensation program for 2005 to include base salaries and short-term incentive plans in the form of bonuses or commissions. The procedure used to determine the level of each of these components of compensation is discussed in more detail below.

Base Salaries. The Compensation Committee typically reviews various studies and reports prepared by outside compensation consultants regarding base salary levels for officers of other public companies in the software industry holding the same or similar positions as the executive officers of the Company. Although the data used by such compensation consultants may be available publicly, the Compensation Committee uses the industry information in the form provided by its compensation consultants to take advantage of the analytical input provided by such consultants that makes the industry information more directly applicable to the Company and the functions performed by its executive officers. The Compensation Committee then sets each officer’s salary level based on the officer’s experience level, the scope and complexity of the position held, and the officer’s performance during the past year.

Short-Term Incentive Compensation -- Bonuses and Commissions. The goal of the short-term incentive component of the Company’s compensation packages is to tie a significant portion of each officer’s compensation to the achievement of certain performance standards and to encourage and reward a high level of performance each year.

Long-Term Incentive Compensation -- Stock Options. Under the Option Plan, the Compensation Committee is authorized to grant incentive and non-qualified stock options to key employees. The number of options granted is based on the position held by the individual, his or her performance, the prior level of equity holdings by the officer and the Compensation Committee’s assessment of the officer’s ability to contribute to the long-term success of the Company. The Compensation Committee receives and takes into account data provided by its compensation consultants regarding executives in comparable positions and management’s recommendations concerning proposed option grants. No particular weight is given to any single factor. Options granted generally vest in equal annual increments over a period of four years and terminate at the end of 10 years. For a summary of option grants in 2004 to the Company’s Named Executive Officers, see “Executive Compensation Tables - Table II - Option Grants in 2004.”

Compensation of the Chief Executive Officer. Mr. Brock’s compensation is established by the Compensation Committee. The compensation package is based on the Compensation Committee’s assessment of Mr. Brock’s contributions to the Company and his experience and capabilities in the Company’s industry. His base salary for 2004 was $270,000, representing no increase from his salary in 2003. However, effective January 1, 2004, Mr. Brock voluntarily reduced his base salary to $230,000. Effective April 16, 2004 through December 31, 2004, Mr. Brock voluntarily waived any base salary. Effective January 1, 2005, Mr. Brock’s total annual compensation upon achieving certain targets is $200,000 composed of $125,000 in base salary and $75,000 in potential short-term incentive compensation to be earned based on targeted cashflow goals.

Compensation of the Chief Operating Officer. Mr. Simmons’ compensation is established by the Compensation Committee. The compensation package is based on the Compensation Committee’s review of other executives in similar positions in the software industry as well as the assessment of Mr. Simmons’ experience and expected contributions to the Company. His base salary for 2004 was $250,000, representing no increase from his salary in 2003. Effective January 1, 2004, Mr. Simmons voluntarily reduced his base salary to $215,000. Effective April 16, 2004 through December 31, 2004 Mr. Simmons voluntarily reduced his base salary to $195,000.

Compensation of the Chief Financial Officer. The compensation of Ms. Vitale is established by the Compensation Committee. The compensation package is based on the Compensation Committee’s assessment of Ms. Vitale’s contributions to the Company and her experience and capabilities in the Company’s industry. Her base salary for 2004 was $180,000, representing no increase from her salary in 2003. Effective April 16, 2004 through December 31, 2004, Ms. Vitale voluntarily reduced her base salary to $165,000. Effective January 1, 2005, Ms. Vitale’s base salary remained at $180,000; however, she has agreed to continue the reduced base salary of $165,000 until the Company’s financial condition improves. The Compensation Committee has deferred the establishment of a short term incentive plan for Ms. Vitale for 2005 until the Company’s financial condition improves.

Limitations on Deductibility of Compensation. Under the Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company’s five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer’s overall compensation exceeds $1,000,000. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 base. Although the Compensation Committee has not and does not presently intend to award compensation in excess of the $1,000,000 cap, it will continue to address this issue when formulating compensation arrangements for executive officers.

THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
Vincent J. Dooley
John N. Spencer, Jr.
Alan I. Rothenberg, Chairman

Certain Relationship and Related Transactions

In 1999, Mr. Brock acquired 10,000 shares of Series A Convertible Preferred Stock, which accumulate dividends at an annual rate of 9% that are payable in cash monthly. For the year of 2004, the Company paid $90,000 of dividends in cash to Mr. Brock, pursuant to the terms of this preferred stock. The Series A Convertible Preferred Stock is convertible into 161,812 shares of common stock of the Company at the option of the holder at a conversion price of $6.18.

In 2000, Mr. Brock acquired 5,000 shares of Series B Convertible Preferred Stock, which accumulate dividends at an annual rate of 9% that are payable in cash monthly. For the year of 2004, the Company paid $45,000 of dividends in cash to Mr. Brock, pursuant to the terms of this preferred stock. The Series B Convertible Preferred Stock is convertible into 61,728 shares of common stock of the Company at the option of the holder at a conversion price of $8.10.

In 2001, Mr. Brock acquired 10,000 shares of Series C Convertible Preferred Stock, which accumulate dividends at an annual rate of 9% that are payable in cash monthly. For the year of 2004, the Company paid $67,500 of dividends in cash to Mr. Brock, pursuant to the terms of this preferred stock. The Series C Convertible Preferred Stock is convertible into 416,667 shares of common stock of the Company at the option of the holder at a conversion price of $1.80.

In June 2004, Mr. Simmons acquired 300 shares of Series D Convertible Preferred Stock which accumulate dividends at an annual rate of 9% that are payable in cash monthly. For the year of 2004, the Company paid $1,200 of dividends in cash to Mr. Simmons, pursuant to the terms of this preferred stock. The Series D Convertible Preferred Stock is convertible into 10,000 shares of common stock of the Company at the option of the holder at a conversion price of $3.00.

Other than compensation arrangements described elsewhere in this Proxy Statement and the above referenced transactions, the Company was not a party to any transaction (or series of transactions) nor did it have any relationship with any related party requiring disclosure of such transaction or relationship under applicable SEC disclosure rules during 2004.

Executive Compensation Tables

The following tables set forth certain information required by the SEC relating to various forms of compensation earned by the persons serving as Chief Executive Officer (“CEO”) of the Company during 2004 and the other four most highly compensated executive officers.

Table I - Summary Compensation Table

Table I presents the total compensation paid to or accrued by the Named Executive Officers during 2004, 2003, and 2002.

		Annual Compensation			Long Term	All Other
					Compensation(1)	Compensation(2)
		$	$	Other Annual	Securities Underlying Options
Name and Position	Year	Salary	Bonus	Compensation (3)	(#)	($)

Richard T. Brock Chairman and CEO	2004 2003 2002	67,083 270,000 250,000	- - 235,022	- - -	100,000 17,000 13,334	3,209 4,186 3,411

David R. Simmons (4) President and COO	2004 2003 2002	200,833 240,625 46,173	- - 10,000	- - -	47,000 57,000 25,000	3,012 3,600 263

Judith A. Vitale Sr. VP & CFO	2004 2003 2002	169,375 180,000 170,000	- - 64,631	- - -	36,000 15,000 11,999	3,596 3,600 48,628

Jeffrey L. Longoria (5) Sr. VP of Sales	2004 2003	164,375 125,000	97,991	- -	36,000 25,000	450 -

Joseph L. Longoria (5) (6) Sr. VP of Development & Services	2004 2003	179,875 125,000	- 109,631	- -	36,000 25,000	1,885
________________
(1)
The Company did not award any restricted stock or other long-term incentives other than stock options during 2002, 2003 or 2004 to its officers. Accordingly, columns relating to such awards have been omitted.

(2)	Includes Company matching contributions to the indicated person’s 401 (k) plan account, any benefit coverage, and income realized from the exercise and sale of stock options.
(3)
Information with respect to certain perquisites and other personal benefits awarded to the named executive officers has been omitted because in each case, the aggregate value of these items is less than the lesser of $50,000 or 10% of the executive’s annual salary and bonus for the years reported above.

(4)	Mr. Simmons resigned from the Company on March 22, 2005.
(5)
Both Messrs. Jeffrey Longoria and Joseph Longoria joined the Company as executive officers on March 3, 2003, under one-year employment agreements that entitled them to certain company benefits for performance of specified duties. Each was also entitled to certain deferred bonus payments, which equaled $97,991 for both Jeffrey Longoria and Joseph Longoria, which were paid in 2003. An additional $11,640 was paid to Mr. Joseph Longoria under a 2003 compensation plan. The employment agreements expired on March 3, 2004 and were not been renewed.

(6)	Mr. Joseph Longoria resigned from the Company on December 31, 2004.

Table II - Option Grants in 2004

Table II presents information regarding options to purchase shares of common stock granted to the Named Executive Officers during 2004. In accordance with SEC rules, the table shows the hypothetical “gains” or “option spreads” that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

							Potential Realizable
							Value at Assumed
		Individual Grants					Annual Rates of
		No. of		% of Total			Stock Price
		Securities		Options	Exercise		Appreciation for
		Underlying		Granted to	or Base		Option Term
		Options		Employees	Price	Date of	5%	10%
Name		Granted		during Year	($)/Share	Expiration	($)	($)

Richard T. Brock		100,000	(1)	32.84	2.84	06/04/2014	178,606	452,622

David R. Simmons	(3)	35,000	(2)	11.49	5.37	02/24/2014	118,201	299,544
		12,000	(1)	3.94	2.45	06/23/2014	18,490	46,856

Judith A. Vitale		30,000	(2)	9.85	5.37	02/24/2014	101,315	256,752
		6,000	(1)	1.97	2.45	06/23/2014	9,245	23,428

Jeffrey L. Longoria		30,000	(2)	9.85	5.37	02/24/2014	101,315	256,752
		6,000	(1)	1.97	2.45	06/23/2014	9,245	23,428

Joseph L. Longoria	(4)	30,000	(2)	9.85	5.37	02/24/2014	101,315	256,752
		6,000	(1)	1.97	2.45	06/23/2014	9,245	23,428

(1)These options were 100% exercisable on the date of grant.
(2) These options become exercisable in 25% increments on the first, second, third, and fourth anniversaries of the date of grant.
(3) Mr. Simmons resigned from the Company on March 22, 2005.
(4) Mr. Joseph Longoria resigned from the Company on December 31, 2004.

Table III - Aggregated Option Exercises in 2004 and 2004 Year-End Option Values

Table III presents information regarding options exercised for shares of the common stock during 2004 and the value of unexercised options held at December 31, 2004. There were no SARs outstanding during 2004. Accordingly, columns relating to such awards have been omitted. The value of exercisable and unexercisable in-the-money options at year-end was calculated based on $2.33, the closing sale price of a share of common stock reported on the Nasdaq SmallCap Market on December 31, 2004.

					Value of Unexercised
	Shares		Number of		In-the-Money Options
	Acquired on	Value	Unexercised Options		at Year End (1)
	Exercise	Received	at Year-End (#)		$
Name	#	$	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard T. Brock	-	-	121,064	13,354	1,487	495
David R. Simmons (2)	-	-	38,294	90,706	-	-
Judith A. Vitale	-	-	25,044	43,937	1,148	574
Jeffrey L. Longoria	-	-	15,685	45,315	-	-
Joseph L. Longoria (3)	-	-	15,685	-	-	-

(1)
Value of Unexercised In-the-Money Options at December 31, 2004 is calculated as follows: Per Share Closing SalePrice on December 31, 2004 less Per Share Exercise Price times the Number of Shares Subject to Unexercised Options. The per share price on December 31, 2003 was $2.33.

(2)	Mr. Simmons resigned from the Company on March 22, 2005.
(3)	Mr. Joseph Longoria resigned from the Company on December 31, 2004.

STOCK PERFORMANCE GRAPH

The following indexed line graph indicates the Company’s total return to shareholders from December 31, 1999 to December 31, 2004, as compared to total return for the Russell 2000 and Russell 2000-Technology indices for the same period. The Russell 2000 index is comprised of the 2,000 publicly traded companies with market capitalizations (in terms of number of shares outstanding) ranked immediately below the 1,000 companies with the highest market capitalizations. The Russell 2000-Technology index is comprised of the 2,000 publicly traded companies in the high-technology industry with market capitalizations (in terms of number of shares outstanding) ranked immediately below the 1,000 companies in the high-technology industry with the highest market capitalizations.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

SOLICITATION OF PROXIES

The cost of the solicitation of proxies on behalf of the Company will be borne by the Company. Certain directors, officers, and other employees of the Company may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company will reimburse brokers, fiduciaries, custodians, and other nominees for out-of-pocket expenses incurred in sending the Company’s proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Company’s Board of Directors is composed of three members and acts under a written charter first adopted and approved on March 29, 2001 and revised on February 5, 2004, as attached as Annex B hereto. The members of the Audit Committee are independent directors, as defined by its charter and the rules of The Nasdaq Stock Market. The Chairman of the Audit Committee fulfills the role of financial expert as defined by the United States Securities and Exchange Commission.

The Audit Committee read the Company’s audited financial statements for the fiscal year ended December 31, 2004, and discussed these financial statements with the Company’s management. The Audit Committee also discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Cherry, Bekaert & Holland L.L.P., the Company’s independent accountants. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards No.1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence from the Company. The Audit Committee also considered whether the independent accountants’ provision of certain other, non-audit related services to the Company is compatible with maintaining such accountants’ independence. Based on its discussions with management and the independent accountants, and its review of the representations and information provided by management and the independent accountants, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Roger A. Babb
Alan I. Rothenberg
John N. Spencer, Jr., Chairman

INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, has reappointed Cherry, Bekaert & Holland L.L.P. as the Company’s independent accountants for 2005. A representative of this firm is expected to attend the Annual Meeting to respond to questions from shareholders and to make a statement if he so desires. The annual audit, statutory accounts and tax filings of Firstwave Technologies, UK Ltd are also performed by Cherry, Bekaert & Holland L.L.P. through an alliance with Baker Tilly International, located in London, England.

For the years ended December 31, 2004 and December 31, 2003, the Company was billed the following fees in the aggregate by Cherry, Bekaert & Holland L.L.P. and Baker Tilly International.

		2004	2003
Audit fees	(1)	$67,747	$49,018
Audit Related Fees	(2)	-	26,219
Tax Fees	(3)	15,528	27,452
All Other Fees		-	-
Total		$83,275	$102,689

(1) Audit fees represent fees for professional services provided in connection with the audit of annual financial statements and review of quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2) Audit related fees consisted principally of services related to the acquisition of Connect-Care and responses to inquiries from the Securities and Exchange Commission related to the Company’s 2002 annual filings.
(3) Tax fees consisted of fees for tax compliance services related to preparation of returns and responses to inquiries from tax authorities on the Company’s tax filings.

In 2004, the Audit Committee pre-approved 100% of all audit services performed by the independent accountants. There were no hours expended, billed or performed by any persons other than the full time, permanent employees of the independent accountants.

SHAREHOLDER PROPOSALS FOR ANNUAL MEETING TO BE HELD IN 2006

Any proposal that a shareholder may desire to have included in the Company’s proxy material for presentation at the Annual Meeting to be held in 2006 must be received by the Company at its executive offices at 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339, Attention: Mr. Richard T. Brock, on or prior to December 1, 2005, or such proposal will be considered untimely.

The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the Annual Meeting of Shareholders to be held in 2006 but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company at its principal executive office not later than February 15, 2006 and certain other conditions of the applicable rules of the SEC are satisfied.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders may contact the Board of Directors of Firstwave Technologies, Inc. via:
•	correspondence mailed to 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339 Attn: Richard T. Brock
•	email to Richard Brock, Chairman of the Board at rbrock@firstwave.net
•	telephone at 770-431-1200

All communications will be compiled by the Chairman of the Board and submitted to the Board or the individual directors on a periodic basis.

ANNUAL REPORT

The Company’s 2004 Annual Report to Shareholders is being mailed to the Company’s shareholders with this Proxy Statement. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE FOR THE ANNUAL MEETING UPON WRITTEN REQUEST TO THE COMPANY’S SECRETARY OR CHAIRMAN OF THE BOARD AT 2859 PACES FERRY ROAD, SUITE 1000, ATLANTA, GEORGIA 30339.

BY ORDER OF THE BOARD OF DIRECTORS

Richard T. Brock
Chairman and Chief Executive Officer

May 6, 2005
Atlanta, Georgia

Annex A

Firstwave Technologies, Inc.
2005 Stock Incentive Plan

Section 1.
Purpose

The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase or receive Shares or to receive compensation that is based upon appreciation in the value of Shares to Eligible Recipients in order to attract and retain Eligible Recipients by providing an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to the stake of each of the Company's shareholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company in obtaining these goals.

Section 2.
Definitions

Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.

2.1    Board means the Board of Directors of the Company.

2.2    Cause shall mean an act or acts by an Eligible Recipient involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.

2.3    Change of Control means either of the following:

(a)    any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

(b)    any transaction pursuant to which persons who are not current shareholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the shareholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.

However, notwithstanding the foregoing, in no event shall an initial public offering of the Company’s Common Stock constitute a Change of Control.

2.4    Code means the Internal Revenue Code of 1986, as amended.

2.5    Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.

2.6    Common Stock means the common stock of the Company.

2.7    Company means Firstwave Technologies, Inc., a Georgia corporation, and any successor to such organization.

2.8    Constructive Discharge means a termination of employment with the Company by an Employee due to any of the following events if the termination occurs within thirty (30) days of such event:

(a)    Forced Relocation or Transfer. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent on the Employee’s being transferred to a site of employment which is located further than 50 miles from the Employee’s current site of employment. For this purpose, an Employee’s site of employment shall be the site of employment to which they are assigned as their home base, from which their work is assigned, or to which they report, and shall be determined by the Committee in its sole discretion on the basis of the facts and circumstances.

(b)    Decrease in Salary or Wages. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a salary or wage rate which is less than the Employee’s prior salary or wage rate.

(c)    Significant and Substantial Reduction in Benefits. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a reduction in the pension, welfare or fringe benefits provided which is both significant and substantial when expressed as a dollar amount or when expressed as a percentage of the Employee’s cash compensation. The determination of whether a reduction in pension, welfare or fringe benefits is significant and substantial shall be made on the basis of all pertinent facts and circumstances, including the entire benefit (pension, welfare and fringe) package provided to the Employee, and any salary or wages paid to the Employee. However, notwithstanding the preceding, any modification or elimination of benefits which results solely from the provision of new benefits to an Employee by a successor employer as a result of a change of the Employee’s employment from employment with the Company to employment with such successor shall not be deemed a Significant and Substantial Reduction in Benefits where such new benefits are identical to the benefits provided to similarly situated Employees of the successor.

2.9    Director means a member of the Board.

2.10    Effective Date means the “Effective Date” as set forth in Section 4 of this Plan.

2.11    Eligible Recipient means an Employee and/or a Key Person.

2.12    Employee means a common law employee of the Company, a Subsidiary or a Parent.

2.13    Exchange Act means the Securities Exchange Act of 1934, as amended.

2.14    Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.15    Fair Market Value of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

(a)    If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(b)    If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer "bid" and "ask" prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

(c)    In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

2.16    FLSA Exclusion means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938 (the “FLSA”) that exempt certain stock-based compensation from inclusion in overtime determinations under the FLSA.

2.17    Incumbent Directors means the individuals who, at the Effective Date, constitute the Board, and any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination); provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)93) and 149d)92) of the 1934 Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; and provided further, that, subject to the provisions of this Section, no person shall be deemed to be an Incumbent Director until such time as he or she takes office as a director of the Company.

2.18    Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.19    ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code §422 as an incentive stock option.

2.20    Key Person means (a) a member of the Board who is not an Employee, or (b) a consultant or advisor; provided, however, that such consultant or advisor must be a natural person who is providing or will be providing bona fide services to the Company, a Subsidiary or a Parent, with such services (i) not being in connection with the offer or sale of securities in a capital-raising transaction, and (ii) not directly or indirectly promoting or maintaining a market for securities of the Company, a Subsidiary or a Parent, within the meaning of the general instructions to SEC Form S-8.

2.21    NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.

2.22    Option means an ISO or a NQSO.

2.23    Outside Director means a Director who is not an Employee and who qualifies as (a) a “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (b) an “outside director” under Code §162(m) and the regulations promulgated thereunder.

2.24    Parent means any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Stock Incentive, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Parent shall mean any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

2.25    Participant means an individual who receives a Stock Incentive hereunder.

2.26   Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Code §162(m).

2.27   Plan means the Firstwave Technologies, Inc. 2005Stock Incentive Plan, as may be amended from time to time.

2.28   Qualified Termination shall mean a termination of the employment of an employee where such termination is done by the Company without Cause or where such termination is a Constructive Discharge.

2.29   Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.

2.30   Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.

2.31   SAR Exercise Price means the amount per Share specified in a Stock Incentive Agreement with respect to a Stock Appreciation Right, the excess of the Fair Market Value of a Share over and above such amount, the holder of such Stock Appreciation Right may be able to receive upon the exercise or payment of such Stock Appreciation Right.

2.32   Share means a share of the Common Stock of the Company.

2.33   Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.

2.34   Stock Incentive means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, or a Stock Appreciation Right.

2.35   Stock Incentive Agreement means an agreement between the Company, a Parent or a Subsidiary, and a Participant evidencing an award of a Stock Incentive.

2.36   Subsidiary means any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.37   Ten Percent Shareholder means a person who owns (after taking into account the attribution rules of Code §424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company, a Subsidiary or a Parent.

Section 3.
Shares Subject to Stock Incentives

The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 300,000 shares, plus all Shares which were reserved for issuance under the Company’s 1993 Stock Option Plan (the “Prior Plan”) which (1) have not, as of the effective date of this Plan, been issued and are not, as of the effective date of this Plan, subject to any outstanding awards under the Prior Plan, or (2) are, as of the effective date of this Plan, subject to outstanding awards under the Prior Plan, but subsequently, through cancellation or expiration or lapse of such awards or otherwise, again become available for issuance under the Prior Plan, all as adjusted pursuant to Section 10. It is the intent of the foregoing sentence that any Shares which were reserved for issuance under the Prior Plan and which are not actually issued under such Prior Plan or which were issued under such Prior Plan but which again become available for issuance under such Prior Plan for any reason shall become Shares available under this Plan. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive that remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan. The total number of Shares that may be issued pursuant to the exercise of ISO’s under this Plan shall at all times be exactly the same as the total number of Shares that may be issued pursuant to Stock Incentives under this Plan pursuant to the preceding sentences. Notwithstanding anything herein to the contrary, no Participant may be granted Stock Incentives covering an aggregate number of Shares in excess of 100,000 shares in any calendar year, and any Shares subject to a Stock Incentive which again become available for use under this Plan after the cancellation, expiration or exchange of such Stock Incentive thereafter shall continue to be counted in applying this calendar year Participant limitation.

Section 4.
Effective Date

The Effective Date of this Plan shall be the date it is adopted by the Board, as noted in resolutions effectuating such adoption, provided the shareholders of the Company approve this Plan within twelve (12) months after such Effective Date. If such Effective Date comes before such shareholder approval, any Stock Incentives granted under this Plan before the date of such approval automatically shall be granted subject to such approval.

Section 5.
Administration

5.1    General Administration. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

5.2    Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.

5.3    Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Stock Incentives that will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.

5.4    Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors, Eligible Recipients, Participants, and their estates and beneficiaries.

5.5    Indemnification for Decisions. No member of the Board or the Committee (or a sub-committee thereof) shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegate shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Section 6.
Eligibility

Eligible Recipients selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Employees shall be eligible to receive a grant of ISO’s.

Section 7
Terms of Stock Incentives

7.1    Terms and Conditions of All Stock Incentives.

(a)    Grants of Stock Incentives. The Board, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives, including, but not limited to, exchanges of Stock Options for the purpose of achieving a lower Exercise Price. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.

(b)    Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.

(c)    Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine.

(d)    Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (3) has taken all such other action necessary to direct the grant of the Stock Incentive.

    7.2    Terms and Conditions of Options.

(a)    Necessity of Stock Incentive Agreements. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b)    Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

(c)    Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement.  With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If a Stock Incentive is a NQSO, the Exercise Price for each Share shall be no less than (1) the minimum price required by applicable state law, or (2) the minimum price required by the Company's governing instrument, or (3) $0.01, whichever price is greater. Any Option intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant. Any Option intended to meet the FLSA Exclusion must be granted with an Exercise Price equivalent to or greater than eighty-five percent (85%) of the Fair Market Value of the Shares subject thereto on the date granted determined as of the date of such grant. Any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant.

(d)    Option Term.  Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

(i)    make an Option exercisable before the date such Option is granted; or

(ii)    make an Option exercisable after the earlier of:

(A)    the date such Option is exercised in full, or

(B)    the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Employee’s rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.

(e)    Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares that have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., “mature shares” for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company's equity securities under Section 12 of the

Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, shall have none of the rights of a shareholder. Other methods of payment may also be used if approved by the Board in its sole and absolute discretion and provided for under the Stock Incentive Agreement.

(f)    Conditions to Exercise of an Option.  Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion. Furthermore, if the recipient of an Option receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Option may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an initial public offering of the Company’s stock, restrictions or limitations or other provisions that would be applied to shareholders under any applicable agreement among the shareholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(g)    Transferability of Options.  An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant.

(h)    Special Provisions for Certain Substitute Options.  Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

(i)    ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code §422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code §422(a)(2).

(j)    Potential Repricing of Stock Options. With respect to any Option granted pursuant to, and under, this Plan, the Board (or a committee thereof) may determine that the repricing of all or any portion of existing outstanding Options is appropriate without the need for any additional approval of the Shareholders of the Company. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company.

7.3    Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option.  A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(a)    Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.

(b)    Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. The exercisability of a Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be carefully restricted in accordance with Code §409A requirements. Furthermore, if the recipient of a Stock Appreciation Right receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Stock Appreciation Right may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan.

(c)    Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances in accordance with the terms and provisions of the Stock Incentive Agreement governing such Stock Appreciation Right.. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right.

(d)    Special Provisions for Tandem SAR’s. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

(e)    Code §409A Requirements. A Stock Appreciation Right must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” No Stock Appreciation Right should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Stock Appreciation Right.

7.4    Terms and Conditions of Restricted Stock Awards.

(a)    Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board.  Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in Section 14, or based upon any other criteria that the Board may determine appropriate. Any Restricted Stock Award which becomes exercisable based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Award receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the recipient may not pay any amount for such Restricted Stock Award during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

(b)    Acceleration of Award. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.

(c)    Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

(d)    Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s stock, restrictions or limitations or other provisions that would be applied to shareholders under any applicable agreement among the shareholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(e)    Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(f)    Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and shall receive dividends during the periods of restriction.

7.5    Terms and Conditions of Restricted Stock Units.

(a)    Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Unit receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, no payment for the Restricted Stock Unit may be made by the recipient during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

(b)    Vesting of Restricted Stock Units. The Board shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Stock Incentive Agreement shall remain subject to forfeiture.

(c)    Acceleration of Award. The Board shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.

(d)    Necessity of Stock Incentive Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant's right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its sole discretion, deems consistent with the terms of this Plan. The Board shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

(e)    Transferability of Restricted Stock Units. Except as otherwise provided in a Participant's Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(f)    Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.

(g)    Code §409A Requirements. A Restricted Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” No Restricted Stock Unit should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Restricted Stock Unit.

Section 8.
Securities Regulation

Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

Section 9.
Life of Plan

No Stock Incentive shall be granted under this Plan on or after the earlier of:

(a)    the tenth (10th) anniversary of the Effective Date of this Plan, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been exercised in full or no longer are exercisable, or

(b)    the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

Section 10.
Adjustment

Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner that satisfies the requirements of Code §424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) that provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

Section 11.
Change of Control of the Company

11.1    General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a)    Accelerate the vesting and/or exercisability of such Non-Assumed Option; and/or

(b)    Unilaterally cancel any such Non-Assumed Option which has not vested and/or which has not become exercisable as of the Action Effective Date; and/or

(c)    Unilaterally cancel such Non-Assumed Option in exchange for:

(i)    whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; or

(ii)    cash or other property equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; and/or

(d)    Unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e)    Unilaterally cancel such Non-Assumed Option and notify the holder of such Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.2    General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a)    Accelerate the vesting and/or exercisability of such Non-Assumed SAR; and/or

(b)    Unilaterally cancel any such Non-Assumed SAR which has not vested or which has not become exercisable as of the Action Effective Date; and/or

(c)    Unilaterally cancel such Non-Assumed SAR in exchange for:

(i)    whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; or

(ii)    cash or other property equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; and/or

(d)    Unilaterally cancel such Non-Assumed SAR after providing the holder of such SAR with (1) an opportunity to exercise such Non-Assumed SAR to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e)    Unilaterally cancel such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the SAR Exercise Price for such Non-Assumed SAR.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.

11.3    General Rule for Restricted Stock Units. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a)    Accelerate the vesting of such Non-Assumed RSU; and/or

(b)    Unilaterally cancel any such Non-Assumed RSU which has not vested as of the Action Effective Date; and/or

(c)    Unilaterally cancel such Non-Assumed RSU in exchange for:

(i)    whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that are equal to the number of Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); or

(ii)    cash or other property equal in value to the Fair Market Value of the Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); and/or

(d)    Unilaterally cancel such Non-Assumed RSU and notify the holder of such RSU of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting) is zero.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed RSU is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an RSU.

11.4    General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

Section 12.
Amendment or Termination

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Eligible Recipients eligible for Stock Incentives under Section 6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, a change to the method of determining the Exercise Price of Options issued under the Plan, or a change to the provisions of Section 7.2(j)) may also be required pursuant to rules promulgated by an established stock exchange or a national market system if the Company is, or become, listed or traded on any such established stock exchange or national market system, or for the Plan to continue to be able to issue Stock Incentives which meet the Performance-Based Exception. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

Section 13.
Miscellaneous

13.1    Shareholder Rights. No Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

13.2    No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

13.3    Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of or substantial vesting of a Restricted Stock Award, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

13.4    Notification of Disqualifying Dispositions of ISO Options. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

13.5    Transfer. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

13.6    Construction. This Plan shall be construed under the laws of the State of Georgia.

Section 14.
Performance Criteria

14.1    Performance Goal Business Criteria. Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Stock Incentives to Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by a Committee composed of two (2) or more Outside Directors for purposes of such grants shall be chosen from among the following:

(a)    Earnings per share;

(b)    Net income (before or after taxes);

(c)    Return measures (including, but not limited to, return on assets, equity or sales);

(d)    Cash flow return on investments which equals net cash flows divided by owners equity;

(e)    Earnings before or after taxes, depreciation and/or amortization;

(f)    Gross revenues;

(g)    Operating income (before or after taxes);

(h)    Total shareholder returns;

(i)    Corporate performance indicators (indices based on the level of certain services provided to customers);

(j)    Cash generation, profit and/or revenue targets;

(k)    Growth measures, including revenue growth, as compared with a peer group or other benchmark;

(l)    Share price (including, but not limited to, growth measures and total shareholder return); and/or

(m)    Pre-tax profits.

14.2    Discretion in Formulation of Performance Goals. The Board shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Stock Incentives that are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

14.3    Performance Periods. The Board shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria is not in any event set after 25% or more of such period has elapsed).

14.4    Modifications to Performance Goal Business Criteria. In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Board determines that it is advisable to grant Stock Incentives that shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code §162(m); otherwise, a Committee composed exclusively of two (2) of more Outside Directors must make such grants.

Annex B

FIRSTWAVE TECHNOLOGIES, INC.
BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

Organization

There will be a committee of the Board of Directors of Firstwave Technologies, Inc. (“Firstwave”) to be known as the Audit Committee. The Audit Committee will be composed of at least three directors of the Company who are independent of the management of the Company. Members shall be considered independent if they have no relationship that may interfere with the exercise of their independence in carrying out the responsibilities of director. Members of the Audit Committee will have a working familiarity with basic finance and accounting practices and have the ability to understand financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), including the Company’s balance sheet, income statement, and cash flow statement. The Board of Directors will designate which member of the Audit Committee will serve as Chairperson. At least one member of the Audit Committee will have past accounting or related financial management experience and sophistication as a result of employment experience in finance or accounting, requisite professional certification, or other comparable experience or background to fulfill the role of “Audit Committee financial expert,” as defined by the U.S. Securities and Exchange Commission (“SEC”). “Audit Committee financial expert” will mean a person who has the following attributes:

•	An understanding of financial statements and generally accepted accounting principles.
•	An ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves.
•
Experience preparing, auditing, analyzing or evaluating financial statements that present a level of complexity of accounting issues that are generally comparable to the issues that can reasonably be expected to be raised in the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities.

•	An understanding of internal controls and procedures for financial reporting.
•	An understanding of audit committee functions.

Statement of Policy

The primary purpose of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Audit Committee will assist the Board of Directors in fulfilling its responsibilities by reviewing the quarterly and annual financial reports filed with the SEC and other financial information provided by the Company in such reports. The Audit Committee will provide assistance to the Board in overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence, and performance, and the performance of the Company’s internal audit function, if any. The Audit Committee will oversee the Company’s process for monitoring compliance with the Company’s policies.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The responsibilities of the members of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

The Audit Committee will:

•	Have authority to select, hire, and terminate the Company’s independent auditors who will report directly to the Audit Committee.

•	Oversee the resolution of any disagreements between management and the independent auditors regarding financial reporting.
•	Approve all fees and other terms of the audit engagement with the Company’s independent auditors.
•	Set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.
•	Review management’s assertion on its assessment of the effectiveness of internal controls and the independent auditors’ report on management’s assertion.
•	Receive any attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.
•	Approve any non-audit projects with the independent auditors resulting in fees in excess of $5000.
•	Assist the Board in evaluating the performance of the independent auditors.
•	Oversee the independence of the independent auditors.
•
Obtain and review at least annually a written report from the independent auditors that describes the relationship between the independent auditors and the Company, and discuss with the independent auditors any services that may impact the objectivity and independence of the auditors.

•	Review findings noted by the independent auditors in the course of performing their audit and related procedures.
•
Meet with the independent auditors without any members of management being present as it determines necessary to discuss matters that the Audit Committee and/or the independent auditors believe should be discussed.

•
Evaluate significant accounting and reporting issues identified in any analyses prepared by management or the independent auditors or otherwise identified in the course of the Committee’s review of the Company’s financial statements and discussions with its auditors with due consideration of their impact on the Company’s financial statements.

•
Review with management and the independent auditors new accounting pronouncements and the adoption and/or changes of material accounting principles and practices to be followed when preparing the financial statements of the Company.

•
Inquire as to whether the independent auditors have any concerns regarding the possibility of significant accounting or reporting risks or exposures, the appropriateness and quality of significant accounting treatments and whether there has been any aggressive creativity in any such treatments, any business transactions that may affect the fair presentation of the Company’ financial condition or results of operations, or any material weaknesses in the Company’s internal control systems.

•
Discuss with independent auditors alternative accounting policies and practices within GAAP related to material items that have been discussed with management, including the ramifications of the use of alternative treatments.

•	Manage the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.
•	Manage the confidential submission by employees of the Company of any concerns regarding questionable accounting or auditing matters.
•	Review and recommend the types of information to be disclosed in earnings press releases and in financial information and earnings guidance provided to analysts and agencies.
•	Review significant financial reporting matters to be disclosed in any SEC filings.
•	Review with the independent auditors their proposed audit scope and approach.
•	Evaluate management’s handling of any proposed audit adjustments identified by the independent auditors.
•	Review any legal matters that could have a significant impact on the Company’s financial statements.
•
Meet with management and the independent auditors to review the annual financial statements, related notes and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) prior to filing or other public release, and to be included in the Company’s Annual Report on Form 10-K, and inquire whether such financial statements and related notes are prepared in accordance with GAAP and, together with such MD&A, are consistent with the information known to Committee members.

•
Meet with management and the independent auditors to review the interim financial statements, any related notes, and the related MD&A prior to filing or other public release, and to be included in the Company’s Report on Form 10-Q, and inquire whether such interim financial statements and any related notes are prepared in accordance with GAAP and, together with such MD&A, are consistent with the information known to Committee members.

•	Review and approve the Audit Committee report required to be included in the Company’s annual proxy statement.
•	Review the Company’s Code of Business Conduct and Ethics and recommend any proposed changes to the Board for approval.
•	Initiate special investigations into matters within the Audit Committee’s scope of responsibilities, if deemed appropriate, or as delegated by the Board of Directors.
•	Research any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if appropriate, in its judgment.
•	Perform such other functions as assigned by the Board of Directors.
•	Have the authority to hire independent experts, lawyers, and other advisors to assist the Audit Committee in connection with its responsibilities.
•	Review its performance and reassess the adequacy of its Charter annually and recommend any proposed changes to the Board for approval.

Meetings

The Audit Committee will meet at such times as it determines to be necessary or appropriate, but not less than four times each year. The Audit Committee will meet following the end of each fiscal quarter of the Company prior to the release of quarterly or annual earnings to review the financial results of the Company. As part of such meetings, the Committee will meet with the Company’s independent auditors. The Audit Committee will report to the Board at the next meeting of the Board following each such committee meeting. Written minutes of each meeting will be duly filed in the Company’s records.

FIRSTWAVE TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF FIRSTWAVE TECHNOLOGIES, INC.

The undersigned shareholder(s) of Firstwave Technologies, Inc., a Georgia Corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 6, 2005, and hereby appoints Richard T. Brock or Judith A. Vitale proxies and attorneys-in-fact, with full power of substitution, on behalf of and in the same name as the undersigned, to represent the undersigned at the 2005 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. EST on Tuesday, May 31, 2005, at the Corporate Offices of Firstwave Technologies Inc., 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia, 30339, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” the election of the nominee pursuant to Proposal 1, “FOR” the approval of the Company’s 2005 Stock Incentive Plan pursuant to Proposal 2, and “FOR” the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent public accountants for the year ending December 31, 2005, pursuant to Proposal 3, and as the proxies deem advisable on such other matters as may properly come before the meeting. Attendance of the undersigned at the meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the secretary of the Company or shall vote in person at the 2005 Annual Meeting of the Shareholders.

(1) Election of Directors

ÿ FOR the nominee listed below (except as indicated otherwise below)	ÿ WITHHOLD AUTHORITY to vote for the nominee listed below

NOMINEE: I. Sigmund Mosley

INSTRUCTIONS: To withhold authority for any individual nominee, mark “FOR” above and write the name of the nominee for whom you wish to withhold authority in the space provided below:
________________________________________________________

(2) Approval of the Company's 2005 Stock Incentive Plan
ÿ FOR	ÿ AGAINST	ÿ ABSTAIN

(3) Ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent public accountants for the year ending December 31, 2005
ÿ FOR	ÿ AGAINST	ÿ ABSTAIN

(4) In their discretion, to transact such matter or matters which may properly come before the meeting or any adjournment(s) thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

Dated________________, 2005	__________________________
Signature

__________________________
Signature (if held jointly)
Title of authority (if applicable)
NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all persons is required. A corporation should sign its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person.